EXHIBIT 10.1
Confidential Treatment Requested.
Confidential portions of this document have
been separately filed with the Commission.

SUPPLEMENTAL AGREEMENT NO. 13

to

PURCHASE AGREEMENT NUMBER 2022

between

THE BOEING COMPANY

and

Delta Air Lines, inc.

Relating to Boeing Model 737NG Aircraft

P.A. 2022                                                SA 13
August 24, 2011

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS
ARTICLES		SA NUMBER
1	Quantity, Model and Description
2	Delivery Schedule
3	Price
4	Payment
5	Miscellaneous
TABLE
1Q.	Aircraft Delivery, Description, Price and Advance Payments	SA‑13
2A.	[***] (intentionally deleted)	SA‑13, Article 3
EXHIBITS
A.	Aircraft Configuration for 737‑832 Aircraft	SA‑8
A2.	Aircraft Configuration for 737‑732 Aircraft	SA‑9
A3.	Aircraft Configuration for 737‑732 Aircraft	SA‑9
A4.	Revised Aircraft Configuration for 737‑832 Aircraft	SA‑12
A5.	Aircraft Configuration for 737‑932ER Aircraft	SA‑13
D2.	Escalation Adjustment	SA‑8
SUPPLEMENTAL EXHIBITS
BFE.	Buyer Furnished Equipment Variables	SA‑8
BFE1.	Buyer Furnished Equipment Variables	SA‑8
BFE2.	Buyer Furnished Equipment Variables for 737NG	SA‑13
CS1.	Customer Support Variables
CS2.	Customer Support Variables for 737‑700 Aircraft	SA‑8
CS3	Customer Support Variables for 737‑900ER Aircraft	SA‑13
EE1.	Engine Escalation
[***]	[***]	[***]
SLP1.	Service Life Policy Components

P.A. 2022                                                SA 13
August 24, 2011

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS, continued
LETTER AGREEMENTS		SA NUMBER
6‑1162‑RLL‑2147	Airframe Maintenance Cost Protection Program
6‑1162‑RLL‑2191	Multiple Aircraft Operating Weights
6‑1162‑RLL‑2198	Delivery Price Adjustment
6‑1162‑RLL‑2233	Aircraft Performance Guarantees for 737‑632, 732 and 832 Aircraft
6‑1162‑RLL‑2234R7	Special Matters	SA‑13
[***]	[***]	[***]
6‑1162‑RLL‑2241	Promotion Support	SA‑13, Article 7
6‑1162‑RLL‑2242	1997 and 1998 Escalation Sharing
[***]	[***]
6‑1162‑RLL‑2244	Performance Retention Commitment
6‑1162‑RLL‑2245	Certain Contractual Matters (intentionally deleted)	SA‑13
6‑1162‑RLL‑2247	[***]	SA‑13, [***]
6‑1162‑RLL‑3709	[***]	SA‑13, [***]
6‑1162‑RLL‑2251	Total Cost Team
6‑1162‑RLL‑2400	Open Configuration Matters
6‑1162‑RLL‑2424R1	Engine Matters
6‑1162‑KSW‑6090	Performance Guarantees 737‑732 Aircraft
[***]	[***]	[***]
[***]	[***]	[***]
6‑1162‑KSW‑6238	Aircraft Performance Guarantees for 737‑732 Aircraft	SA‑9
6‑1162‑MMO‑0480	Aircraft Performance Guarantees for 737‑832 Aircraft	SA‑11
DAL‑PA‑02022‑LA‑1104472	Revision to AGTA‑DAL Terms	SA‑13

P.A. 2022                                                SA 13
August 24, 2011

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS, continued
LETTER AGREEMENTS		SA NUMBER
[***]	[***]	SA‑13
DAL‑PA‑2022‑LA-1104482	[***] for 737‑932ER Aircraft	SA‑13
DAL‑PA‑2022‑LA‑1104483	[***] Guarantee	SA-13
DAL‑PA‑2022‑LA‑1104484	Open Configuration Matters for 737‑932ER Aircraft	SA-13
DAL‑PA‑02022‑LA‑1104485	[***] Guarantees for 737‑932ER Aircraft	SA-13
DAL-PA-2022-LA-1105848	Agreement for [***]	SA-13
DAL‑PA‑2022‑LA‑1104487	[***]	SA-13
DAL-PA-2022-LA-1105850	[***]	SA-13
DAL-PA-2022-LA-1105858	Option Aircraft	SA-13
DAL-PA-2022-LA-1105843	[***]	SA-13
DAL-PA-2022-LA-1105849	[***]	SA-13
DAL-PA-2022-LA-1104480	[***]	SA-13

P.A. 2022                                                SA 13
August 24, 2011

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Supplemental Agreement No. 13

to

Purchase Agreement No. 2022

between

The Boeing Company

and

Delta Air Lines, Inc.

______________________________

This Supplemental Agreement No. 13 (Supplemental Agreement) dated August 24, 2011 amends Purchase Agreement No. 2022 dated as of October 21, 1997 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to the purchase and sale of Model 737‑932ER aircraft. The Purchase Agreement incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of October 21, 1997 between the parties, identified as AGTA‑DAL (AGTA).
PURPOSE:
This Supplemental Agreement adds the 737‑932ER model aircraft; removes the 737‑632, 737-832 Option Aircraft and Rolling Option Aircraft from the Purchase Agreement, and adds a price, configuration and scheduled delivery dates and Advance Payments for the 100 firm and 30 option 737‑932ER Aircraft.
IT IS AGREED:
1.The Table of Contents of the Purchase Agreement is deleted and replaced by the attached Table of Contents dated August 2011 which reflects the amendments made to the Purchase Agreement by this Supplemental Agreement.
2.The attached Table 1Q entitled Aircraft Delivery, Description, Price and Advance Payments, which reflects the addition of the 737-932ER Aircraft, is added to the Purchase Agreement as Table 1Q.
3.Table 2A to the Purchase Agreement entitled [***] is deleted.

P.A. 2022                                                SA 13
August 24, 2011

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4.The attached Exhibit A‑5 entitled Aircraft Configuration for the 737‑932ER Aircraft is added to the Purchase Agreement.
5.Supplemental Exhibit BFE/CDSPE/SPE/CSE is revised by this Supplemental Agreement to reflect the scheduled delivery positions and any unique requirements for the newly added 737‑932ER Aircraft.
6.The attached Supplemental Exhibit CS3 entitled Customer Support Variables‑737‑932ER, which provides the customer support for the 737‑932ER Aircraft is added to the Purchase Agreement.
7.The following Supplemental Exhibit and Letter Agreements are hereby amended to also apply to the 737‑932ER Aircraft:

Supplemental Exhibit	Title
[***]	[***]
Letter Agreements	Title
6‑1162‑RLL‑2241	Promotional Support
[***]	[***]
[***]	[***]
8.Letter Agreement 6‑1162‑RLL‑2234R7, entitled “Special Matters” is revised to [***].
9.Letter Agreement DAL‑PA‑2022‑LA‑1104472, entitled “Revision to AGTA DAL Terms” is added to revise the AGTA to (i) incorporate Boeing Model 737‑932ER Aircraft into the terms and conditions of the AGTA; and (ii) remove the terms and conditions of the AGTA relating to Boeing Model 737‑632 Aircraft.
10.Letter Agreement DAL‑PA‑2022‑LA‑1104481, entitled [***] is added to specify terms and conditions for [***].
11.Letter Agreement DAL‑PA‑2022‑LA‑1104482, entitled [***] is added by this Supplemental Agreement.
12.Letter Agreement DAL-PA-2022-LA-1104483, entitled [***] Guarantee” is added to [***].
13.Letter Agreement DAL‑PA‑2022‑LA‑1104484, entitled “Open Configuration Matters for 737 932ER Aircraft” is added to allow the parties to finalize the configuration of the 737‑932ER following execution of the Purchase Agreement.
14.Letter Agreement DAL‑PA‑2022‑LA‑1104485, entitled [***] is added by this Supplemental Agreement.

P.A. 2022                                                SA 13
August 24, 2011

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

15.Letter Agreement DAL-PA-2022-LA-1105848, entitled “Agreement for [***] is added by this Supplemental Agreement.
16.Letter Agreement DAL‑PA‑2022‑LA‑1104487, entitled [***] is added [***].
17.Letter Agreement DAL-PA-2022-LA1105850, entitled [***] is added to this Supplemental Agreement.
18.Letter Agreement DAL-PA-2022-LA-1105858, entitled “Option Aircraft” is added by this Supplemental Agreement.
19.Letter Agreement DAL-PA-2022-LA-1105843, entitled [***] is added by this Supplemental Agreement.
20.Letter Agreement DAL-PA-2022-LA-1105849, entitled [***] is added by this Supplemental Agreement.
21.Letter Agreement DAL-PA-2022-LA-1104480, entitled [***] is added by this Supplemental Agreement.

P.A. 2022                                                SA 13
August 24, 2011

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.
Except as amended as set forth above, the Purchase Agreement remains in full force and effect.
DATED AS OF August 24, 2011

delta air lines, inc. By /s/ Nathaniel Pieper Its Vice President - Fleet Strategy & Transactions	THE BOEING COMPANY By /s/ Mark Orenstein Its Attorney-in-Fact

P.A. 2022                                                SA 13
August 24, 2011

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Table 1Q[***] To
Purchase Agreement No. PA-02022
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER	[***]	Detail Specification:	[***]
Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	Jul-10	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]
Deposit per Aircraft:		[***]

		Escalation	Escalation Estimate	[***](Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-02022 57923-1F.TXT
[***] Confidential portion of the material have been omitted and
filed separately with the Securities and Exchange Commission.                                    Boeing Proprietary

Table 1Q[***] To
Purchase Agreement No. PA-02022
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER	[***]	Detail Specification:	[***]
Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	Jul-10	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]
Deposit per Aircraft:		[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-02022 57923-1F.TXT
[***] Confidential portion of the material have been omitted and
filed separately with the Securities and Exchange Commission.                                    Boeing Proprietary

Table 1Q[***] To
Purchase Agreement No. PA-02022
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER	[***]	Detail Specification:	[***]
Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	Jul-10	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]
Deposit per Aircraft:		[***]

		Escalation	Escalation Estimate	[***](Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-02022 57923-1F.TXT
[***] Confidential portion of the material have been omitted and
filed separately with the Securities and Exchange Commission.                                    Boeing Proprietary

Table 1Q[***] To
Purchase Agreement No. PA-02022
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER	[***]	Detail Specification:	[***]
Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	Jul-10	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]
Deposit per Aircraft:		[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-02022 57923-1F.TXT
[***] Confidential portion of the material have been omitted and
filed separately with the Securities and Exchange Commission.                                    Boeing Proprietary

Table 1Q[***] To
Purchase Agreement No. PA-02022
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER	[***]	Detail Specification:	[***]
Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	Jul-10	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]
Deposit per Aircraft:		[***]

		Escalation	Escalation Estimate	[***](Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	[***]	[***]	[***]	[***]
Date	Aircraft	(Airframe)	Price Per A/P	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-02022 57923-1F.TXT
[***] Confidential portion of the material have been omitted and
filed separately with the Securities and Exchange Commission.                                    Boeing Proprietary

Table 1Q[***] To
Purchase Agreement No. PA-02022
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER	[***]	Detail Specification:	[***]
Engine Model/Thrust:	CFM56-7B26	[***]	Airframe Price Base Year/Escalation Formula:	Jul-10	[***]
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]
Deposit per Aircraft:		[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-02022 57923-1F.TXT
[***] Confidential portion of the material have been omitted and
filed separately with the Securities and Exchange Commission.                                    Boeing Proprietary

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Delta Air Lines, Inc.

Exhibit A5 to Purchase Agreement Number PA‑02022

DAL-PA-02022-EXA5                                        August 24, 2011
EXA5 Page 1
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A5

AIRCRAFT CONFIGURATION

Dated August 24, 2011

relating to

BOEING MODEL  737-900ER AIRCRAFT

The 737-900ER Aircraft is described by Boeing Configuration Specification [***].
The Detail Specification will be derived from the Baseline Aircraft Description as amended to incorporate the optional features accepted by Customer as more fully discussed in Letter Agreement DAL-PA-2022-LA‑1104484 entitled “Open Configuration Matters for 737-932ER Aircraft”
The total prices for features included in the Aircraft Basic Price are as reflected in Table 1Q[***], [***], and [***] and include the following:
[***]
[***]
[***]
The Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

[***]

DAL-PA-02022-EXA5                                        August 24, 2011
EXA5 Page 2
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Delta Air Lines, Inc.

Supplemental Exhibit BFE2
to Purchase Agreement Number PA-02022

Buyer Furnished Equipment Variables

for

737NG Aircraft

DAL-PA-02022-BFE2                                        August 24, 2011
BFE2 Page 1
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737NG AIRCRAFT
This Supplemental Exhibit BFE2 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.
Customer will:
Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]
[***]

2.	On-dock Dates and Other Information.
On or before [***], Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. [***].

3.	Additional Delivery Requirements - Import.
Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer's BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer's BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing

DAL-PA-02022-BFE2                                        August 24, 2011
BFE2 Page 2
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

DAL-PA-02022-BFE2                                        August 24, 2011
BFE2 Page 3
BOEING PROPRIETARY

[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Attachment 1 to Supplemental Exhibit BFE2: [***]

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DAL-PA-02022-BFE2                                                            August 24, 2011
BOEING PROPRIETARY                 Attachment to DAL-PA-02022-BFE2, Page 1
[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Attachment 1 to Supplemental Exhibit BFE2: [***]

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DAL-PA-02022-BFE2                                                            August 24, 2011
BOEING PROPRIETARY                 Attachment to DAL-PA-02022-BFE2, Page 2
[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Attachment 1 to Supplemental Exhibit BFE2: [***]

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-02022-BFE2                                                            August 24, 2011
BOEING PROPRIETARY                 Attachment to DAL-PA-02022-BFE2, Page 3
[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Attachment 1 to Supplemental Exhibit BFE2: [***]

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DAL-PA-02022-BFE2                                                            August 24, 2011
BOEING PROPRIETARY                 Attachment to DAL-PA-02022-BFE2, Page 4
[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Attachment 1 to Supplemental Exhibit BFE2: [***]

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DAL-PA-02022-BFE2                                                            August 24, 2011
BOEING PROPRIETARY                 Attachment to DAL-PA-02022-BFE2, Page 5
[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

Delta Air Lines, Inc.

Supplemental Exhibit CS3
to Purchase Agreement Number PA-02022

for

737-900ER Aircraft

DAL-PA-02022-CS3                                        August 24, 2011
CS3 Page 1
BOEING PROPRIETARY
[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-900ER AIRCRAFT

Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer's request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.
1.3    [***];
1.2    [***]

2.	Flight Training.
[***]

3.	Planning Assistance.
3.1    Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:
3.1.1    Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customers maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by the Customer.
3.1.2    ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer's ETOPS maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by the Customer.
3.1.3    GSE/Shops/Tooling Consulting. Upon request, Boeing will provide assistance to Customer in identifying the impact to Customer's maintenance tools and ground support equipment resulting from the minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.
3.2    Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4.	Technical Data and Documents.
Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

DAL-PA-02022-CS3                                        August 24, 2011
CS3 Page 2
BOEING PROPRIETARY
[***] Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.